Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

SDFI	Sound Fixed Income ETF
SDEF	Sound Enhanced Fixed Income ETF
SDEI	Sound Equity Income ETF
SDEE	Sound Enhanced Equity Income ETF
SDTR	Sound Total Return ETF
each listed on NYSE Arca, Inc.
May 25, 2021

Supplement to the
Prospectus and Statement of Additional Information (the “SAI”), dated December 29, 2020, as previously supplemented

Effective May 25, 2021, the Sound Enhanced Fixed Income ETF and the Sound Equity Income ETF intend to pay out dividends and interest income, if any, at least monthly.
The first sentence of the first paragraph in the sub-section, “Dividends and Distributions,” within the “Dividends, Distributions, and Taxes,” section of the Prospectus is replaced with the following language:
The Enhanced Fixed Income ETF and the Equity Income ETF intend to pay out dividends and interest income, if any, at least monthly, and distribute any net realized capital gains to its shareholders at least annually. The Fixed Income ETF, the Enhanced Equity Income ETF, and the Total Return ETF intend to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually.
The first sentence of the second paragraph in the section, “Dividends and Distributions” of the SAI is replaced with the following language:
General Policies. The Enhanced Fixed Income ETF and the Equity Income ETF intend to pay out dividends and interest income, if any, at least monthly, and distribute any net realized capital gains to its shareholders at least annually. The Fixed Income ETF, the Enhanced Equity Income ETF, and the Total Return ETF intend to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement with your Prospectus and SAI for future reference.